UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2019

RICH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

WYOMING	000-54767	46-3259117
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

145 S. Fairfax Ave #200

Los Angeles, CA 90036

(Address of principal executive offices)

(702) 825-2254

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2019, Rich Pharmaceuticals, Inc. (the “Company”) executed an Asset Assignment Agreement with Richard L. Chang Holdings, LLC (“Holdings”) pursuant to which the Company assigned to Holdings certain of the Company’s intellectual property assets related to its historical drug development business in consideration of Holding’s (or a third party) assumption of certain debt of the Company in the amount of $229,194 and the cancellation of debt owed by the Company to Holdings and Ben Chang in the amount of $1,216,064. The foregoing is only a brief description of the material terms of the Asset Assignment Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report.

On June 11, 2019, the Company executed an Asset Licensing Agreement with Geopulse Exploration, Inc. (“Geopulse”) pursuant to which Geopulse licensed to the Company the Online Marketplace Technology, and all related technologies, and its exchange URL and trade secrets, and data related to the Online Marketplace Technology. The Online Marketplace Technology is a marketplace/exchange software used in industries that are highly regulated. The technology is intended to facilitate the exchange of products that are certified and lab tested between vetted parties using a save escrow/payment mechanism. The Company intends to utilize the technology to customize launch, and manage a HEMP exchange for compliant HEMP products. In consideration for the license, the Company has agreed to issue 3,500,000,000 shares of restricted Company common stock to Geopulse. The issuance of the shares of Company common stock was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the shares was an accredited investor. The foregoing is only a brief description of the material terms of the Asset Licensing Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report.

On June 19, 2019, the Company executed a Promissory Note (the “Holdings Note”) in the amount of $181,108 with Holdings. The Holdings Note bears interests at the rate of 10% and must be repaid on or before May 19, 2020. The amounts under the Holdings Note may be converted by Holdings at any time into shares of Company common stock at a conversion price equal to 60% of the lowest trading price during the 10-day period prior to conversion (as determined in the Holdings Note). The Holdings Note contains certain representations, warranties, covenants and events of default, and increases in the conversion discount and amount of the principal and interest rates under the Holdings Note in the event of such defaults. The foregoing is only a brief description of the material terms of the Holdings Note and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report. The issuance of the Holdings Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

On June 19, 2019, the Company executed a Promissory Note (the “SDLG Note”) in the amount of $45,505 with SD Law Group APC (“SDLG”). The SDLG Note bears interests at the rate of 10% and must be repaid on or before May 19, 2020. The amounts under the SDLG Note may be converted by SDLG at any time into shares of Company common stock at a conversion price equal to 60% of the lowest trading price during the 10-day period prior to conversion (as determined in the SDLG Note). The SDLG Note contains certain representations, warranties, covenants and events of default, and increases in the conversion discount and amount of the principal and interest rates under the SDLG Note in the event of such defaults. The foregoing is only a brief description of the material terms of the SDLG Note and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the agreements and their exhibits which are filed as an exhibit to this Current Report. The issuance of the SDLG Note was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipient of the note was an accredited investor.

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Item 3.02 Unregistered Sales of Equity Securities

The descriptions of the equity securities described in Item 1.01 issued by the Company are incorporated herein.

On February 22, 2017, the Company issued 71,500,000 shares of Company common stock to satisfy the conversion of $429.00 of a convertible note payable with GHS Investments, LLC. The total number of outstanding shares of common stock of the Company as of February 22, 2017 after the above described issuance is 1,433,424,310.  The issuances of shares were made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only a one investor who was an accredited investor; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the issuance of shares was pursuant to a convertible note payable which was negotiated directly between the investor and the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 24, 2019, Ben Chang resigned all of his officer positions and as a director of the Company, and Carol Salvador resigned as a director of the Company. Effective as of June 24, 2019, Marcus Laun was appointed as the Chief Executive Officer and as a director of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2019, the Asset Assignment Agreement with Holdings described in Item 1.01 above was approved by the written consent of the shareholders of the Company. As of the date of the written consent, there were 3,509,043,859 shares outstanding, and the written consent was approved by shares representing 6,600,157,600 (including the 6,000,000 preferred shares which have 1000:1 voting rights).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
10.74	Asset Assignment Agreement dated June 11, 2019 with Richard L. Chang Holdings LLC
10.75	Asset Licensing Agreement dated June 11, 2019 with Geopulse Exploration, Inc.
10.76	Promissory Note dated June 19, 2019 with Richard L. Chang Holdings LLC
10.77	Promissory Note dated June 19, 2019 with SD Law Group APC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICH PHARMACEUTICALS, INC.

Dated: July 2, 2019	By:	/s/ Marcus Laun
Marcus Laun Chief Executive Officer

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